UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 28, 2006
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices) (Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES
Condensed Consolidated Financial Statements
Condensed Consolidated Financial Statements

Item 8.01 Other Events
Residential Capital Corporation (the“Company”) has restated the Company’s consolidated financial statements as originally set forth in Form 10 and Form S-4 to correct the amounts on the Company’s Condensed Consolidated Statements of Cash Flows as more fully disclosed in Note 1 to the accompanying condensed consolidated financial statements for the three months ended March 31, 2005 and 2004 (Exhibit 99.1) and the six months ended June 30, 2005 and 2004 (Exhibit 99.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL CORPORATION (Registrant)
Dated: March 28, 2006	/s/ Davee L. Olson
Davee L. Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Condensed Consolidated Financial Statements for the three months ended March 31, 2005 and 2004
99.2	Condensed Consolidated Financial Statements for the six months ended June 30, 2005 and 2004